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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                         ST. LOUIS PARK, MINNESOTA 55426
                    PHONE (612) 544-1260   FAX (612) 544-1281



                                PROMISSORY  NOTE


$50,000.00                                   December 7, 1995



In place of our promissory note for $75,000 and in consideration for receiving 5,000 shares of Intelliphone common stock at $5.00 per share, Intelliphone Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of Ronald M. Gross and Elaine Weitzman of 4606 West 28th Street, St. Louis Park, Minnesota Fifty Thousand ($50,000.00) Dollars with interest at the rate of twelve percent (12%) per annum.

Monthly payments of $500 for interest only will start on January 7, 1996. The entire principal will be due two years from the above date.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.


                                         /s/ Jack Kohler
                                       -------------------------------
                                       INTELLIPHONE, INC.
                                       Jack Kohler
                                       Chief Financial Officer